Exhibit 10.12

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT AGREEMENT NO. 2 TO THE RESEARCH COLLABORATION AND LICENSE AGREEMENT

This Amendment Agreement No. 2 (“Amendment”) is made to the BACE Research Collaboration and License Agreement between Vitae Pharmaceuticals, Inc. (“Vitae”), with offices at 502 West Office Center Drive, Fort Washington, PA 19034, USA (taxpayer ID number 04-03567753), and Boehringer Ingelheim International GmbH (“BI”), with offices at **** (VAT ID number ****), effective as of June 4, 2009, as amended in the Amendment No. 1 dated June 7, 2011 (together the “Agreement”).

WHEREAS, BI has decided to advance either BACE Inhibitor ****or BACE Inhibitor **** to Development Candidate Selection and agrees to pay the milestone payment according to Section 9.3.1 of the Agreement.

WHEREAS, BI and Vitae have agreed to expand the definition of the Core Indication.

Therefore, the Parties agree to the following:

1.              If not defined in this Amendment all words capitalized in this Amendment shall have the same meaning as defined in the Agreement.

2.              The full milestone payment for Development Candidate Selection according to Section 9.3.1 for one of the above BACE Inhibitors shall be due upon execution of this Amendment and receipt of an invoice fulfilling the criteria according to the Agreement.

3.              Section 1.28 is hereby modified and replaced as follows: “Core Indication” means prevention and or treatment of

a.              disorders of the central nervous system, including without limitation Alzheimer’s Disease and other forms of dementia; and

b.              any of the following indications: type 2 diabetes, obesity, metabolic syndrome, dyslipidemia, hypertension, and reduction of cardiovascular events.

4.              In consideration of the above expansion of the meaning of Core Indication, the Parties agree:

a.              Upon execution of this Amendment and receipt of an invoice fulfilling the criteria according to the Agreement, BI shall pay Vitae a non-refundable payment of US$ 4,000,000 (four million dollars).

b.              For the first achievement of the Development milestone of ****in a Core Indication according to Section 3.b. of this Amendment, BI shall pay Vitae ****.  For achievement of

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all other Development and regulatory milestones, the milestone payments as provided in Section 9.3 of the Agreement remain unchanged.

c.               For the first achievement of a Commercialization milestone in a Core Indication according to Section 3.b. of this Amendment, BI shall pay Vitae the full milestone payment in accordance with Section 9.4.1 of the Agreement.  For achievement of all other Commercialization milestones, the milestone payments as provided in Section 9.4 of the Agreement remain unchanged.

5.              BI and Vitae shall discuss in good faith and agree upon the following by June 30, 2013:

a.              To amend the Research Plan for the Research of BACE Inhibitors designed to achieve the selection of a Development Candidate as a Product specifically for a Core Indication according to Section 3.b. of this Amendment.

b.              To agree on the definition of ****for a Core Indication according to Section 3.b. of the Amendment.

c.               To an extended Research Term and funding according to Section 9.2.2 of the Agreement for a Core Indication according to Section 3.b. of the Amendment.

d.              The number of FTEs, ****, that Vitae shall provide, at no cost to BI, for **** (ending no later than ****) for the Research Collaboration for Core Indications according to Section 3.b. of this Amendment.

e.               The incorporation of the activities relating to the Core Indication according to Section 3.b. of this Amendment into the governance in accordance with Sections 3.3 and 3.4 of the Agreement.

f.                To agree to the definition of Phase II Studies to replace Section 1.89 of the Agreement and discuss any potential changes to Section 9.3.

6.              Save as amended herein or in Amendment No. 1, all other terms and conditions of the Agreement shall remain unchanged.

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IN WITNESS WHEREOF, Vitae and BI, by their duly authorized officers, have executed this Amendment as of the last date signed below.

VITAE PHARMACEUTICALS, INC.	BOEHRINGER INGELHEIM
INTERNATIONAL GMBH

Date: ****	Date:****

By: ****	By: ****

Name: ****	Name:****

Title: ****	Title:****

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